CALAMOS® FAMILY OF FUNDS

Supplement dated December 20, 2017 to the

CALAMOS® FAMILY OF FUNDS Prospectuses and Statement of Additional Information, dated February 28, 2017, as supplemented on March 13, 2017, March 29, 2017, April 7, 2017, May 26, 2017, June 23, 2017 and October 19, 2017 and the Prospectuses and Statement of Additional Information dated September 8, 2017

The Board of Trustees of each series of Calamos Investment Trust (each a “Fund” and, collectively, the “Funds”) has approved a proposal to convert Class R shares of each Fund into Class A shares of that Fund.

Effective February 22, 2018, (the “Conversion Date”), Class R Shares of the Funds are no longer available for purchase and each outstanding Class R share of each Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class R share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of sales charge. Investments in Class A shares of a Fund by Class R shareholders of the same Fund may be eligible for purchases at net asset value as described in the Prospectus and will not be subject to the minimum subsequent investment amounts applicable to Class A shares.

Accordingly, the Funds’ Class A prospectuses are amended as set forth below.

The first paragraph in the section captioned “What is the minimum amount I can invest in the Funds?” is deleted and replaced with the following:

The minimum initial investment for Class A shares and Class C shares of each Fund is $2,500 per Fund account. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500 per Fund account. The minimum subsequent investment in any Fund is $50 per Fund account. Each Fund may waive or reduce the minimum initial or subsequent investment requirement at its sole discretion, including waivers or reductions for purchases made through any omnibus account or fee-based program of any financial intermediary with whom CALAMOS ADVISORS has entered into an agreement, including, without limitation, profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Effective February 22, 2018, shareholders who previously held Class R Shares of a Fund may purchase Class A Shares of the same Fund without regard to the normal initial or subsequent investment minimums for such shares.

Accordingly, effective February 23, 2018, all references to Class R shares are eliminated from the Funds’ prospectuses and statements of additional information.

Please retain this supplement for future reference.

MFSPT7 12/17